Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ASYMmetric ETFs Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of ASYMmetric ETFs Trust for the period ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of  ASYMmetric ETFs Trust for the stated period.

/s/Darren Schuringa Darren Schuringa President, ASYMmetric ETFs Trust	/s/Aaron Berson Aaron Berson Treasurer, ASYMmetric ETFs Trust
Dated: March 1, 2022	Dated: March 1, 2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Wall Street EWM Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.